Operations	12 Months Ended
Dec. 31, 2010
Operations [Abstract]
Operations
1. Operations
     SINA Corporation (“SINA”, “we” or the “Company”) is an online media company and MVAS provider in the People’s Republic of China and for the global Chinese communities. With a branded network of localized websites targeting Greater China and overseas Chinese, the Company provides services mainly through SINA.com (online news and content), Weibo.com (microblog) and SINA Mobile (MVAS). Through these businesses and properties and other business lines, SINA offers an array of services, including region-focused online portals, MVAS, microblog, blog, video and music streaming, photo sharing, online games, email, search, classified listings, fee-based services, e-commerce and enterprise e-solutions. The Company generates the majority of its revenues from online advertising and MVAS offerings and, to a lesser extent, from fee-based services.